Risk management and financial instruments	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
We are exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. We may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.
Interest rate risk management
Our exposure to interest rate risk relates mainly to our floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps. Our objective is to obtain the most favorable interest rate borrowings available without increasing its exposure to fluctuating interest rates. Surplus funds are used to repay revolving credit tranches, or placed in accounts and deposits with reputable financial institutions in order to maximize returns, while providing us with flexibility to meet all requirements for working capital and capital investments. The extent to which we utilize interest rate swaps to manage our interest rate risk is determined by our net debt exposure and our views on future interest rates.
Interest rate swap agreements
As of December 31, 2018, we had interest rate swaps for a combined outstanding principal amount of $2,764.9 million, (December 31, 2017: $2,793.9 million) swapping floating rate for an average fixed rate of 2.49% per annum. The fair value of the interest rate swaps outstanding as of December 31, 2018 was an asset of $9.9 million (December 31, 2017: liability of $29 million). The collateral vessels under our TLB have been pledged as collateral against our interest rate swap liabilities. The interest rate swaps and TLB debt rank pari passu.
We record interest rate swaps on a net basis where netting is as allowed under International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements. We classify the asset or liability within other current assets or current liabilities. We have not designated any interest swaps as hedges and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under "Gain/(loss) on derivative financial instruments".
The total realized and unrealized gain recognized under "Gain/(loss) on derivative financial instruments" in the Consolidated Statement of Operations relating to interest rate swap agreements for 2018 was 24.9 million (2017: loss of $13.9 million, 2016: loss of $18.0 million). Included in the $13.9 million net loss for the year ended December 31, 2016 was an out of period gain of $21.8 million recognized in respect of the Company's own creditworthiness.
Our interest rate swap agreements as of December 31, 2018, were as follows:

Maturity date	Outstanding principal as of December 31, 2018	Receive rate	Pay rate
	(In US$ millions)
February 21, 2021	2,764.9	3 month LIBOR	2.45% to 2.52%	(1) (2)
Total outstanding principal	$2,764.9

(1) The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.
(2) The Company has a LIBOR floor of 1% whereby the Company receives 1% when LIBOR is below 1%.
As of December 31, 2018, $319.8 million of our debt was exposed to interest rate fluctuations, compared to $611.9 million as of December 31, 2017. An increase or decrease in short-term interest rates of 100 bps would thus increase or decrease, respectively, our interest expense by approximately $3.2 million on an annual basis as of December 31, 2018, as compared to $6.1 million in 2017.
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is our policy to enter into ISDA Master Agreements, with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes us.
Foreign currency risk
We use the US Dollar as the functional currency of all our subsidiaries because the majority of our revenues and expenses are denominated in US Dollars. Therefore, we also use US Dollars as our reporting currency. We do, however, earn revenue and incur expenses in Canadian Dollars due to the operations of the West Aquarius in Canada and as such, there is a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows. The impact of a 10% appreciation or depreciation in the exchange rate of the Canadian Dollar against the US Dollar would not have a material impact on our results.
Our foreign currency risk arises from:

•	the measurement of monetary assets and liabilities denominated in foreign currencies converted to US Dollars, with the resulting gain or loss recorded as "Foreign exchange gain/(loss)"; and

•	the impact of fluctuations in exchange rates on the reported amounts of the Company's revenues and expenses which are denominated in foreign currencies.
We do not use foreign currency forward contracts or other derivative instruments related to foreign currency exchange risk.
Credit risk
We have financial assets which expose us to credit risk arising from possible default by a counterparty. Our counterparties primarily include our customers, which are international oil companies, national oil companies or large independent companies or financial institutions. We consider these counterparties to be creditworthy and do not expect any significant loss due to credit risk. We don't demand collateral from our counterparties in the normal course of business.
Concentration of Credit Risk
There is a concentration of credit risk with respect to revenue as two of our customers that each represent more than 10% of total revenues. Refer to Note 4 - "Segment Information" for an analysis of our revenue by customer. The market for our services is the offshore oil and gas industry, and our customers consist primarily of major oil and gas companies, independent oil and gas producers and government-owned oil companies. We perform ongoing credit evaluations of our customers and generally do not require collateral from them. Reserves for potential credit losses are maintained when necessary.
There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. We consider these risks to be remote given the strong credit rating of these banks.